EXHIBIT 99.5

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-11139, 333-57643, 333-57641, 333-48672, 333-48670, 333-67158, 333-100541, 333-107019, 333-117498 and 333-119776) of our report dated March 10, 2005 (except Note 12, as to which the date is June 24, 2005), with respect to the consolidated financial statements and schedule of Boston Communications Group, Inc. included in this Form 8-K.

/s/ Ernst & Young LLP

Boston, Massachusetts

June 24, 2005